UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 24, 2014

OPC RESIDENTIAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55293	47-1601309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 2770

Los Angeles, CA

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (310) 728-1201

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Fiscal Year

On December 24, 2014, the board of directors of OPC Residential Properties Trust, Inc. (the “Company”) changed the Company’s fiscal year from a fiscal year ending December 31 of each year to a fiscal year ending March 31 of each year, with the Company’s first fiscal year to end on March 31, 2015.

Articles of Amendment and Restatement

On December 30, 2014, the Company filed Articles of Amendment and Restatement (the “Amended Articles”) with the State Department of Assessments and Taxation of Maryland. The Amended Articles amend and restate the Company’s Articles of Incorporation in their entirety. A copy of the Amended Articles are attached to this Form 8-K as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

3.1	Articles of Amendment and Restatement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPC RESIDENTIAL PROPERTIES TRUST, INC.

Date: December 31, 2014	By:	/s/ Charles P. Toppino
Charles P. Toppino
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

3.1	Articles of Amendment and Restatement